Exhibit 99.1

PRESS RELEASE

U.S. GOLD SHAREHOLDERS OVERWHELMINGLY APPROVE RESOLUTIONS TO FACILITATE PROPOSED ACQUISITIONS OF TARGET COMPANIES

For Immediate Release

Denver, Colorado (March 16, 2007) - U.S. GOLD CORPORATION (AMEX: UXG — TSX: UXG) is pleased to announce that by a vote of more than 99% of the shares cast at the special meeting, its shareholders overwhelmingly approved resolutions necessary to facilitate the proposed acquisitions of Nevada Pacific Gold Ltd., White Knight Resources Ltd. and Tone Resources Limited.  The proposals were designed to amend the Company’s Articles of Incorporation to, among other things, permit the issuance of the exchangeable shares in connection with the proposed acquisitions, and to approve the issuance of U.S. Gold common stock upon conversion of the exchangeable shares.  Completion of the acquisitions and issuance of any securities in connection with the acquisitions are contingent on satisfaction of conditions of U.S. Gold’s tender offer for each of the Target Companies on or before March 23, 2007, unless the offers are withdrawn or extended.

Robert McEwen, Chairman and Chief Executive Officer of U.S. Gold, stated: “We are grateful to our shareholders for supporting the proposals and demonstrating their enthusiasm for the acquisitions.  The formal approval of the proposals will allow us to continue our efforts to consolidate the Cortez Trend.”

Cautionary Statements

This press release contains certain “forward-looking statements.”  Such forward-looking statements are often identified by words such as “intends”, “anticipates”, “believes”, “expects” and “hopes” and include, without limitation, statements regarding the Company’s plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures.  Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, under the caption “Risk Factors” and in other reports filed with the SEC.  Most of these factors are outside the control of the Company.  Investors are cautioned not to put undue reliance on forward-looking statements.  Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

This communication is neither an offer to purchase, nor a solicitation of an offer to sell, shares of U.S. Gold or any other entity.  This communication is not a solicitation of a proxy from a security holder of the Company or any of the subject companies.  The Company has filed registration statements and a proxy statement with the SEC with regard to the proposed offers for Nevada Pacific, Tone Resources and White Knight.  YOU ARE URGED TO READ THE PROSPECTUS AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN FILED WITH THE SEC AND THE SECURITIES COMMISSIONS OR EQUIVALENT REGULATORY AUTHORITIES IN CANADA, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain any such prospectus or proxy statement and any other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, and filed with the securities commissions or equivalent regulatory authorities in Canada at the following website, www.sedar.com.  In addition, you may obtain a prospectus and the proxy statement (if and when it becomes available) and the other documents filed by the Company with the SEC and the securities commissions or equivalent regulatory authorities in Canada by requesting them in writing from U.S. Gold Corporation, Attention: Investor Relations, Telephone: (303) 238-1438.

For further information, contact:

William F. Pass Vice President and Chief Financial Officer	Ana E. Aguirre Manager, Investor Relations
Tel: (303) 238-1438	Tel: (647) 258-0395
Fax: (303) 238-1724	Toll Free: (866) 441-0690
bill@usgold.com	Fax: (647) 258-0408
2201 Kipling Street, Suite 100	info@usgold.com
Lakewood, CO 80215	99 George Street, 3rd Floor
Toronto, ON M5A 2N4